UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2019

TRANSBIOTEC, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53316	26-0731818
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 N. Tustin Ave., Suite 225

Santa Ana, CA 92705

(Address of principal executive offices) (zip code)

(949) 285-9454

(Registrant’s telephone number, including area code)

______________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – Registrant’s Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement

On August 23, 2019, we entered into a Common Stock Purchase Agreement (the “Bennington SPA”) with Charles Bennington, one of our officers and directors (“Bennington”), under which we agreed to issue 14,000,000 shares of our common stock in exchange for Bennington forgiving $595,000 in accrued salary we owed to him. The description of the Bennington SPA set forth in this report is qualified in its entirety by reference to the full text of that document, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

On August 23, 2019, we entered into a Share Exchange Agreement (the “Lanphere SEA”) with Michael Lanphere, one of our officers (“Lanphere”), under which we agreed to issue Lanphere 5,206,430 shares of our common stock in exchange for 520,643 shares of our Series A Preferred Stock owned by Lanphere. We agreed to this exchange in order to meet the requirements under that certain Asset Purchase Agreement (the “APA”) with IDTEC, LLC, to acquire certain assets related to robotics equipment, which our management believes is synergistic with our current assets, from IDTEC in exchange for shares of our common stock equal to 60% of our then-outstanding common stock. Under the terms of the APA, we cannot have any shares of preferred stock outstanding. The description of the Lanphere SEA set forth in this report is qualified in its entirety by reference to the full text of that document, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

On August 23, 2019, we entered into a Share Exchange Agreement (the “Justus SEA”) with Vernon Justus, an individual (“Justus”), under which we agreed to issue Justus 8,679,320 shares of our common stock in exchange for 867,932 shares of our Series A Preferred Stock owned by Justus. We agreed to this exchange in order to meet the requirements under that certain Asset Purchase Agreement (the “APA”) with IDTEC, LLC, to acquire certain assets related to robotics equipment, which our management believes is synergistic with our current assets, from IDTEC in exchange for shares of our common stock equal to 60% of our then-outstanding common stock. Under the terms of the APA, we cannot have any shares of preferred stock outstanding. The description of the Justus SEA set forth in this report is qualified in its entirety by reference to the full text of that document, which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

On August 23, 2019, we entered into a Debt Conversion and Common Stock Purchase Agreement (the “Lanphere SPA”) with Lanphere, one of our officers (“Lanphere”), under which we agreed to issue Lanphere 21,400,745 shares of our common stock in exchange for a reduction in the amount we owe Lanphere under numerous promissory notes. Lanphere’s option to acquire the shares was under the terms of certain Loan Agreement with Promissory Note and Stock Fees agreements entered into between us and Lanphere. The amount of the debt reduction and, therefore the purchase price of the shares, was $96,303.35. The description of the Lanphere SPA set forth in this report is qualified in its entirety by reference to the full text of that document, which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

On August 23, 2019, we entered into a Debt Conversion and Common Stock Purchase Agreement (the “Mishal SPA”) with Devadatt Mishal, one of our directors (“Mishal”), under which we agreed to issue Mishal 13,134,420 shares of our common stock in exchange for a reduction in the amount we owe Mishal under numerous promissory notes. Mishal’s option to acquire the shares was under the terms of certain Loan Agreement with Promissory Note and Stock Fees agreements entered into between us and Mishal. The amount of the debt reduction and, therefore the purchase price of the shares, was $54,478.01. The description of the Mishal SPA set forth in this report is qualified in its entirety by reference to the full text of that document, which is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

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SECTION 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

As noted in Item 1.01, pursuant to the Bennington SPA, we agreed to issue Bennington 14,000,000 shares of our common stock. On or about August 28, 2019, we issued the shares to Bennington, with a standard restrictive legend. The issuance of the was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, due to the fact Bennington is one of our officers and directors, is a sophisticated investor and familiar with our operations.

As noted in Item 1.01, pursuant to the Lanphere SEA, we agreed to issue Lanphere 5,206,430 shares of our common stock. On or about August 28, 2019, we issued the shares to Lanphere, with a standard restrictive legend. The issuance of the was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, due to the fact Lanphere is one of our officers, is a sophisticated investor and familiar with our operations.

As noted in Item 1.01, pursuant to the Justus SEA, we agreed to issue Justus 8,679,320 shares of our common stock. On or about August 28, 2019, we issued the shares to Justus, with a standard restrictive legend. The issuance of the was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, due to the fact Justus is one of our existing shareholders, is a sophisticated investor and familiar with our operations.

As noted in Item 1.01, pursuant to the Lanphere SPA, we agreed to issue Lanphere 21,400,745 shares of our common stock. On or about August 28, 2019, we issued the shares to Lanphere, with a standard restrictive legend. The issuance of the was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, due to the fact Lanphere is one of our officers, is a sophisticated investor and familiar with our operations.

As noted in Item 1.01, pursuant to the Mishal SPA, we agreed to issue Mishal 13,134,420 shares of our common stock. On or about August 28, 2019, we issued the shares to Mishal, with a standard restrictive legend. The issuance of the was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, due to the fact Mishal is one of our directors, is a sophisticated investor and familiar with our operations.

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SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

10.1	Common Stock Purchase Agreement with Charles Bennington dated August 23, 2019.

10.2	Share Exchange Agreement with Michael Lanphere dated August 23, 2019

10.3	Share Exchange Agreement with Vernon Justus dated August 23, 2019

10.4	Debt Conversion and Common Stock Purchase Agreement with Michael Lanphere dated August 23, 2019

10.5	Debt Conversion and Common Stock Purchase Agreement with Devadatt Mishal dated August 23, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TransBiotec, Inc.
a Delaware corporation

Dated: September 9, 2019	By:	/s/ Charles Bennington
Charles Bennington
	Its:	President

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